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                                                                      Exhibit 24

                        MERCANTILE BANKSHARES CORPORATION
                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Directors of MERCANTILE BANKSHARES CORPORATION, a Maryland Corporation, hereby constitute and appoint EDWARD J. KELLY, III and JOHN L. UNGER, or either of them acting alone, the true and lawful agents and attorneys in fact of the undersigned in each case with full power and authority in either of said agents and attorneys in fact, to sign for the undersigned and in their respective names as Directors of the Corporation the Annual Report of the Corporation to the Securities and Exchange Commission for the year 2002, on Form 10-K, filed under the Securities Exchange Act of 1934, as amended, and any amendment or amendments to such Form 10-K hereby ratifying and confirming all acts taken by such agents and attorneys in fact, or either of them, as herein authorized.


Date:    March 11, 2003


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
/s/ Donald J. Shepard           Director     /s/ James L. Shea              Director
--------------------------------             ------------------------------


/s/ Richard O. Berndt           Director     /s/ Christian H. Poindexter    Director
--------------------------------             ------------------------------


/s/ Cynthia A. Archer           Director     /s/ George L. Bunting Jr.      Director
--------------------------------             ------------------------------


/s/ Clayton S. Rose             Director     /s/ Wallace Mathai-Davis       Director
--------------------------------             ------------------------------


/s/ Darrell D. Friedman         Director     /s/ Edward J. Kelly III        Director
--------------------------------             ------------------------------


/s/ Robert A. Kinsley           Director     ______________________________ Director
--------------------------------


/s/ Morton B. Plant             Director     ______________________________ Director
--------------------------------


/s/ William R. Brody            Director     ______________________________ Director
--------------------------------


/s/ Freeman A. Hrabowski III    Director     ______________________________ Director
--------------------------------
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